UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

(RULE 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES

EXCHANGE ACT OF 1934 (AMENDMENT NO.  1)

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

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☐     Preliminary Proxy Statement                    ☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e) (2))

☒     Definitive Proxy Statement

☐     Definitive Additional Materials

☐     Soliciting Material Pursuant to sec. 240.14a-12

Omega Protein Corporation

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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☒    No fee required.

☐    Fee computed on table below per Exchange Act Rules 14a-6(i)(l) and 0-11.

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☐   Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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June 7, 2017

To Our Stockholders:

The information contained herein supplements the definitive proxy statement of Omega Protein Corporation (the “Company”), which was originally filed with the Securities and Exchange Commission (the “SEC”) on April 28, 2017 (the “Proxy Statement”), relating to the Company’s Annual Meeting of Stockholders (the “Meeting”), which will be held on June 29, 2017 at 9:00 a.m., local time, at Hotel Granduca Houston, 1080 Uptown Park Boulevard, Houston, Texas 77056.

This supplement is being filed to file a revised proxy card for stockholders to use to vote in conjunction with the Meeting. Our revisions to the proxy card previously filed with the SEC on April 28, 2017 are intended to clarify the options available to stockholders of record to vote “for” or “against,” or to “abstain” from voting on, each director nominee and to reflect that the directors to be elected pursuant to Proposal 1 will require a majority of the votes cast. The revised proxy card does not make any other changes to the version previously filed with the SEC.

If you already voted “FOR” on all, or certain, director candidates on Proposal 1, the Company will assume that you continue to support voting to elect all, or certain, director candidates unless you complete a duly executed proxy or voting instruction bearing a later date. If you already voted “WITHHOLD” on all, or certain, director candidates on Proposal 1, the Company will assume that you continue to support voting against all, or certain, director candidates unless you complete a duly executed proxy or voting instruction bearing a later date. If you would like to change your vote to “ABSTAIN,” you will need to complete a new proxy or voting instruction; otherwise, the Company will treat your vote on this proposal as previously indicated.

This supplement does not update any other information set forth in the Proxy Statement.

Sincerely,

GARY R. GOODWIN

Chairman of the Board

ANNUAL MEETING OF STOCKHOLDERS OF

OMEGA PROTEIN CORPORATION

June 29, 2017

YOUR VOTE IS IMPORTANT. PLEASE REVIEW THE PROXY STATEMENT AND VOTE TODAY.

GO GREEN

e-Consent makes it easy to go paperless. With e-Consent, you can quickly access your proxy material, statements and other eligible documents online, while reducing costs, clutter and paper waste. Enroll today via www.astfinancial.com to enjoy online access.

NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIAL:
The Notice of Annual Meeting of Stockholders, Proxy Statement, Proxy Card and Annual Report to Stockholders for the fiscal year ended December 31, 2016 are available at http://www.astproxyportal.com/ast/03646/

Please sign, date and mail your proxy card in the envelope provided as soon as possible.

↓ Please detach along perforated line and mail in the envelope provided. ↓

00000330030304001000 0 062917

PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒

ALL SHARES WILL BE VOTED AS DIRECTED HEREIN AND, UNLESS OTHERWISE DIRECTED, WILL BE VOTED "FOR" THE ELECTION OF THE TWO NOMINEES NOTED HEREON TO THE BOARD OF DIRECTORS IN PROPOSAL 1, "FOR" PROPOSAL 2, "FOR" PROPOSAL 3 AND "1 YEAR" IN PROPOSAL 4, AND IN ACCORDANCE WITH THE DISCRETION OF THE PERSON VOTING THE PROXY WITH RESPECT TO ANY OTHER BUSINESS PROPERLY BROUGHT BEFORE THE MEETING OR AT ANY ADJOURNMENT OR POSTPONEMENT THEREOF.

YOU MAY REVOKE THIS PROXY AT ANY TIME PRIOR TO A VOTE THEREON.

Please complete, sign and promptly mail this Proxy in the enclosed envelope.

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method. ☐

The Board of Directors recommends you vote FOR the following:

1. ELECTION OF DIRECTORS:

NOMINEES:

		FOR	AGAINST	ABSTAIN
1a.	Dr. Celeste A. Clark	☐	☐	☐
1b.	David A. Owen	☐	☐	☐

The Board of Directors recommends you vote FOR proposals 2 and 3 and 1 YEAR in proposal 4.

	FOR	AGAINST	ABSTAIN
2. RATIFICATION OF THE APPOINTMENT OF PRICEWATERHOUSECOOPERS LLP AS INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE COMPANY'S FISCAL YEAR ENDING DECEMBER 31, 2017	☐	☐	☐
3. ADVISORY APPROVAL OF THE COMPANY'S EXECUTIVE COMPENSATION.	☐	☐	☐

	1 YEAR	2 YEARS	3 YEARS	ABSTAIN
4. ADVISORY VOTE ON THE FREQUENCY OF HOLDING AN ADVISORY VOTE ON EXECUTIVE COMPENSATION.	☐	☐	☐	☐

Please complete, sign and promptly mail this Proxy in the enclosed envelope.

MARK "X" HERE IF YOU PLAN TO ATTEND THE MEETING. ☐

Signature of Stockholder ______ Date: ______ Signature of Stockholder ______ Date: ______

Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

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OMEGA PROTEIN CORPORATION

ANNUAL MEETING OF STOCKHOLDERS

SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF OMEGA PROTEIN CORPORATION

The undersigned hereby appoints Bret D. Scholtes, Andrew C. Johannesen and John D. Held and each of them individually, as proxies with full power of substitution, to vote all shares of Common Stock of Omega Protein Corporation that the undersigned is entitled to vote at the Annual Meeting of Stockholders thereof to be held at Hotel Granduca, 1080 Uptown Park Boulevard, Houston, Texas 77056 on June 29, 2017 or at any adjournment or postponement thereof, as follows:

ALL SHARES WILL BE VOTED AS DIRECTED HEREIN AND, UNLESS OTHERWISE DIRECTED, WILL BE VOTED "FOR" THE ELECTION OF THE TWO NOMINEES NOTED HEREON TO THE BOARD OF DIRECTORS IN PROPOSAL 1, "FOR" PROPOSAL 2, "FOR" PROPOSAL 3 AND "1 YEAR" IN PROPOSAL 4, AND IN ACCORDANCE WITH THE DISCRETION OF THE PERSON VOTING THE PROXY WITH RESPECT TO ANY OTHER BUSINESS PROPERLY BROUGHT BEFORE THE MEETING OR AT ANY ADJOURNMENT OR POSTPONEMENT THEREOF. The undersigned stockholder further hereby ratifies all that the said proxies may do by virtue hereof. If any nominee named on the reverse side is unable to serve or for good cause will not serve as a director, the persons named as proxies shall have the authority to vote for any other person who may be nominated at the instruction and discretion of the Board of Directors or an authorized committee thereof.

The undersigned stockholder hereby revokes any other proxy heretofore executed by the undersigned for the Annual Meeting and acknowledges receipt of the Notice of the 2017 Annual Meeting of Stockholders and Proxy Statement dated April 28, 2017 and the Annual Report to Stockholders furnished in connection therewith.

(Continued and to be signed on the reverse side)

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